Exhibit 10.12

**RECORDING REQUESTED BY AND WHEN RECORDED RETURN TO:**

Trio Petroleum Inc.
5401 Business Park South, Suite 115
Bakersfield, CA 93309

Unincorporated area of
Monterey County, California
CA117-0103-0000

*space above for recorder's use*

# AMENDMENT TO OIL AND GAS LEASE

THIS AMENDMENT TO OIL AND GAS LEASE ("Amendment") is made and entered into as of this 25th day of September, 2007, by and between **BRADLEY MINERALS, INC.**, hereinafter referred to as "Lessor", and **TRIO PETROLEUM INC.**, a California corporation, hereinafter referred to as "Lessee".

## WITNESSETH:

THAT WHEREAS, Lessee presently holds the Lessee's right, title and interest under that certain Oil and Gas Lease dated October 26, 2004, entered into by and between Lessor and Lessee, covering 160.00 acres, more or less, situated in Monterey County, State of California, more particularly described in Said Lease, a Short Form of which was recorded November 8, 2004, as Instrument Number 2004119098 of the Official Records of said County and State, hereinafter collectively referred to as "Said Lease"; and,

WHEREAS, it is the desire of the parties hereto to amend Said Lease by modifying the Primary Term thereof, as hereinafter provided;

NOW, THEREFORE, in consideration of the sum of Ten dollars ($10.00) in hand paid by Lessee to Lessor and other good and valuable considerations, the receipt and adequacy of which are hereby acknowledged, and of the covenants and agreement contained in Said Lease, Lessor does hereby grant, demise, lease, and let said land to Lessee, its successors and assigns, for the purposes and upon all the same terms, provisions and conditions as contained in Said Lease of October 26, 2004, and does hereby join and concur in Said Lease, and as a Lessor, the said Lease is hereby recognized, ratified, and confirmed as to all of the terms, conditions, recitals, and stipulations therein contained, and the parties hereto agree:

1. The word and figure "three (3)" appearing in the first line of page 2 of Said Lease, are hereby deleted in their entirety and the word and figure "six (6)" are substituted therefor.

2. The word and figure "six (6)" appearing in the first and second lines of paragraph 40 of the Rider to Oil and Gas Lease attached to Said Lease are hereby deleted in their entirety and the word and figure "nine (9)" are substituted therefor.

3. That Said Lease is a valid and subsisting Oil and Gas Lease and that all payments due hereunder have been made by Lessee and received by Lessor and operate to defer the commencement of drilling operations until October 26, 2008.

As hereby amended, Said Lease shall be and remain in full force and effect as to all its terms and provisions.

This Amendment shall inure to the benefit of and be binding upon the heirs, personal representatives, successors and assigns of the parties hereto.

This Amendment may be executed in any number of counterparts with same force and effect as if all parties signed the same document.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment, the day and year first hereinabove written.

| **LESSOR** | **LESSEE** |
|---|---|
| **BRADLEY MINERALS, INC.** | **TRIO PETROLEUM INC.** |
| By: */s/ James Osborne Cartan* | By: */s/ Stanford Eschner* |
| James Osborne Cartan | Stanford Eschner |
| President | Chairman |

*amendment (ext) to Bradley minerals oil and gas lease.SSP*

State of California

County of Kern

On SEP 25 2007 (DATE) before me, Steven A. Rowlee, Notary Public, personally appeared Stanford Eschner,

☒ personally known to me - **OR** -

☐ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are sub-scribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

STEVEN A. ROWLEE
Commission # 1624300
Notary Public - California
Kern County
My Comm. Expires Dec 20, 2009

Witness my hand and official seal.

[signature]
(SIGNATURE OF NOTARY)

(SEAL)

State of____________________

County of____________________

On ________ (DATE) before me, ____________________ (NAME, TITLE OF OFFICER, I.E. JANE DOE, NOTARY PUBLIC),

personally appeared____________________ (NAME(S) OF SIGNERS(S)),

☐ personally known to me - **OR** -

☐ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are sub-scribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

____________________
(SIGNATURE OF NOTARY)

(SEAL)

State of____________________

County of____________________

On ________ (DATE) before me, ____________________ (NAME, TITLE OF OFFICER, I.E. JANE DOE, NOTARY PUBLIC),

personally appeared____________________ (NAME(S) OF SIGNERS(S)),

☐ personally known to me - **OR** -

☐ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are sub-scribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

____________________
(SIGNATURE OF NOTARY)

(SEAL)

State of California

County of San Francisco

On Oct 10, 2007 before me, Andrew F. Albright, Notary Public,
(DATE) (NAME, TITLE OF OFFICER, I.E. JANE DOE, NOTARY PUBLIC)

personally appeared James Osborne Cartan,
(NAME(S) OF SIGNERS(S))

G personally known to me - OR - ☒ proved to me on the basis of satisfactory evidence to be the person(~~s~~) whose name(~~s~~) is/~~are~~ sub-scribed to the within instrument and acknowledged to me that he/~~she/they~~ executed the same in his/~~her/their~~ authorized capacity(~~ies~~), and that by his/~~her/their~~ signature(~~s~~) on the instrument the person(~~s~~), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand ~~and official~~ seal.

ANDREW F ALBRIGHT
COMM. #1463871
NOTARY PUBLIC-CALIFORNIA
SAN FRANCISCO COUNTY
My Comm Expires Feb 7 2008
PC01

(SIGNATURE OF NOTARY)

(SEAL)

State of ______________

County of ______________

On ______ before me, ______________________,
(DATE) (NAME, TITLE OF OFFICER, I.E. JANE DOE, NOTARY PUBLIC)

personally appeared ______________________,
(NAME(S) OF SIGNERS(S))

G personally known to me - OR - G proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are sub-scribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

(SIGNATURE OF NOTARY)

(SEAL)

*notary form_ca generic 2.FORMS*